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EXHIBIT 3(a)

Articles of Incorporation

[SEAL]	DEAN HELLER Secretary of State	[ILLEGIBLE]	Office Use Only:
	101 North Carson Street, Suite 3 Carson City, Nevada 88701-4788 (775) 684 5708		FILED # C18104-2001 JUL 06 2001 BY THE OFFICE OF /s/ Dean Heller DEAN HELLER, SECRETARY OF STATE
Important: Read attached instructions before completing form.

1.	Name of Corporation:	CDEX-Inc.

2.	Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	Capitol Corporate Services, Inc. Name
		202 South Minnesota St. Street Address	Carson City, City	NEVADA	89703 Zip Code

3.	Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 200,000,000	Par value: .001	Number of shares without par value:_______________

4.	Names, Addresses, Number of Board of Directors/Trustees:	The First Board of Directors/Trustees shall consist of 2 members whose names and addresses are as follows:
		1.	MARK E. BAKER Name
		14205 BURNET ROAD, SUITE 210, Street Address	AUSTIN City	TX State	78728 Zip Code
		2.	RODNEY BOONE Name
		14205 BURNET ROAD, SUITE 210, Street Address	AUSTIN City	TX State	78728 Zip Code
		3.	Name
		Street Address	City	State	Zip Code
		4.	Name
		Street Address	City	State	Zip Code

5.	Purpose: (optional—see instructions)	The purpose of this Corporation shall be: To conduct any and all business for which a company may incorporate in Nevada.

6.	Other Matters: (see instructions)	Number of additional pages attached: 0

7.	Names, Addresses and Signatures of Incorporators: (Attach additional pages if there are more than 2 incorporators)	MARK E. BAKER Name	/s/ MARK E. BAKER Signature
		14205 BURNET ROAD, SUITE 210, Address	AUSTIN City	TX State	78728 Zip Code
		Name	Signature
		Address	City	State	Zip Code

8.	Certificate of Acceptance of Appointment of Resident Agent:	I, Capitol Corporate Services, Inc., hereby accept appointment as Resident Agent for the above named corporation.
[SEAL]		/s/ Jennifer Whitworth on behalf of Capitol Corporate Services, Inc. Signature of Resident Agent on behalf of Capitol Corporate Services, Inc.		7-6-01 Date

This form must be accompanied by appropriate fees. See attached fee schedule.

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  EXHIBIT 3(a)
Articles of Incorporation